UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
November 20, 2019
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

This current report is neither an offer to sell nor a solicitation of an offer to buy any securities of Planet Fitness, Inc. (the “Company”) or any subsidiary of the Company.

Item 1.01	Entry into a Material Definitive Agreement.
On November 20, 2019, Planet Fitness Master Issuer LLC, a limited-purpose, bankruptcy remote, indirect subsidiary of the Company, Planet Fitness Holdings, LLC (the “Manager”), Planet Fitness SPV Guarantor LLC, Planet Fitness Franchising LLC, Planet Fitness Assetco LLC and Planet Fitness Distribution LLC, each of which is a limited-purpose, bankruptcy remote, wholly-owned direct or indirect subsidiary of the Manager, the Company, Planet Fitness Intermediate, LLC and Pla-Fit Holdings, LLC, entered into a Note Purchase Agreement dated November 20, 2019 (the “Purchase Agreement”) with Guggenheim Securities, LLC and Citigroup Global Markets, Inc. as initial purchasers, relating to the issuance and sale of $550 million Series 2019-1 3.858% Fixed Rate Senior Secured Notes, Class A-2 with an anticipated term of 10 years in an offering exempt from registration under the Securities Act of 1933, as amended. The Purchase Agreement contains customary closing conditions and the offering is anticipated to close on or around December 3, 2019, subject to satisfaction of various closing conditions.
The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 8.01	Other Events.
On November 20, 2019, Planet Fitness, Inc. issued a press release announcing that certain of its subsidiaries have priced a new series of securitized debt and that its Board of Directors approved up to $500 million of share repurchases. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Purchase Agreement dated November 20, 2019 among Planet Fitness Master Issuer LLC, as Master Issuer, Planet Fitness SPV Guarantor LLC, Planet Fitness Franchising LLC, Planet Fitness Assetco LLC and Planet Fitness Distribution LLC, each as Guarantor, Planet Fitness Holdings, LLC, as Manager, the Company and Planet Fitness Intermediate, LLC and Pla-Fit Holdings, LLC, as parent companies, and Guggenheim Securities, LLC and Citigroup Global Markets, Inc., as the initial purchasers.

99.1	Planet Fitness Prices $550 Million Securitized Financing, dated November 20, 2019.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Dorvin Lively
Name: Title:	Dorvin Lively President and Chief Financial Officer
Dated: November 20, 2019